UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

CNL Healthcare Properties II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 4, 2017, CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our” or the “Company”) filed a Current Report on Form 8-K dated March 31, 2017 disclosing our acquisition on March 31, 2017 of a seniors housing community located in Pensacola, Florida (“Summer Vista”) from two unaffiliated third-parties for a purchase price of approximately $21.4 million, exclusive of closing costs. Summer Vista consists of 89 units (67 assisted living and 22 memory care units) and completed construction in 2016.

The Company hereby amends the Form 8-K dated March 31, 2017 to include the required financial information related to its acquisition of Summer Vista.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Summer Vista

Combined financial statements as of December 31, 2016 and for the year ended December 31, 2016.

Independent Auditor’s Report

Combined Balance Sheet

Combined Statement of Operations

Combined Statements of Changes in Members’ Equity

Combined Statement of Cash Flows

Notes to Combined Financial Statements

(b) Pro Forma Financial Information.

CNL Healthcare Properties II, Inc. and Subsidiaries

Pro Forma Consolidated Financial Statements (Unaudited):

Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2017

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2016

Notes to Pro Forma Consolidated Financial Statements

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on the 18th day of May 2017.

CNL HEALTHCARE PROPERTIES II, INC.

By:	/s/ Kevin R. Maddron
KEVIN R. MADDRON
Chief Financial Officer, Chief Operating Officer and Treasurer
(Principal Financial Officer)

3

INDEPENDENT AUDITORS’ REPORT

To the Member of

Summer Vista Assisted Living, LLC and

Hardcourt Development No. 2, LLC

Pensacola, Florida

We have audited the accompanying combined financial statements of Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC, which comprise the combined balance sheet as of December 31, 2016, and the related combined statements of operations, changes in member’s equity and cash flows for the year then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ AGH, LLC

Atlanta, Georgia

May 2, 2017

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Combined Balance Sheet

December 31, 2016

ASSETS
Current Assets
Cash	$676,409
Accounts receivable, net	57,450
Prepaid expenses	58,922

Total current assets	792,781
Property and equipment, net	12,762,757

Total assets	$13,555,538

LIABILITIES AND MEMBER’S EQUITY
Current Liabilities
Accounts payable and accrued expenses	$141,996
Prepaid revenues	96,664
Current portion of mortgage payable	262,587

Total current liabilities	501,247
Long-term portion of mortgage payable, net	11,699,480

Total liabilities	12,200,727
Member’s equity	1,354,811

Total liabilities and member’s equity	$13,555,538

See Independent Auditors’ Report and Accompanying Notes

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Combined Statement of Operations

Year Ended December 31, 2016

Revenues
Resident fees and services	$3,356,886
Other operating revenues	17,084

Total revenues	3,373,970

Costs and expenses
Advertising and marketing	97,659
Food and beverage	164,577
General and administrative	163,689
Insurance	82,017
Property management	174,224
Repairs and maintenance	99,507
Salaries and wages	1,429,522
Utilities	118,750

Total costs and expenses	2,329,945

Operating income	1,044,025

Other expenses
Depreciation	357,659
Interest expense	517,016

Total other expenses	874,675

Net Income	$169,350

See Independent Auditors’ Report and Accompanying Notes

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Statement of Changes in Member’s Equity

Year Ended December 31, 2016

Member’s equity, January 1, 2016	$994,799
Contributions from member	390,662
Distribution to member	(200,000)
Net income	169,350

Member’s equity, December 31, 2016	$1,354,811

See Independent Auditors’ Report and Accompanying Notes

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Combined Statement of Cash Flows

Year Ended December 31, 2016

Operating activities
Net income	$169,350
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt	6,052
Depreciation	357,659
Amortization of debt issuance costs	27,274
Changes in assets and liabilities:
Prepaid expenses	(47,053)
Restricted funds	33,500
Accounts receivable	(63,502)
Accounts payable and accrued expenses	133,703
Prepaid revenues	63,164

Net cash provided by operating activities	680,147

Investing activities
Additions to property and equipment	(1,476,243)

Financing activities
Proceeds from construction loan	1,313,345
Payments on mortgage payable	(41,942)
Proceeds from working capital loan	200,000
Payments on working capital loan	(400,000)
Contributions from member	390,662
Distribution to member	(200,000)

Net cash provided by financing activities	1,262,065

Net increase in cash	465,969
Cash, beginning of year	210,440

Cash, end of year	$676,409

Supplemental disclosure of cash flow information
Cash paid for interest, net of capitalized interest	$445,479

See Independent Auditors’ Report and Accompanying Notes

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Notes to Combined Financial Statements

December 31, 2016

1.	Organization

Summer Vista Assisted Living, LLC (“Summer Vista”) was organized on April 3, 2014 as a Florida Limited Liability Company (“LLC”) for the purpose of operating an assisted living facility (the “Facility”) located in Pensacola, Florida. The Facility has a total of 89 units, which includes 67 assisted living and 22 memory care units. The Facility opened in February 2016 and commenced operations.

Hardcourt Development No. 2, LLC (“Hardcourt”) was organized on December 18, 2013 as a Florida LLC for the purpose of acquiring, developing and owning the Facility and holding the loan collateralized by the Facility. Additionally, Hardcourt leases the Facility to Summer Vista.

Summer Vista and Hardcourt are owned by ALF Investor Group, LLC (“ALF”) as the sole member.

2.	Summary of Significant Accounting Policies

Principles of Combination

The accompanying combined financial statements have been prepared to present the combined financial position, results of operations, and cash flows of the accounts of Summer Vista and Hardcourt, and are presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”). All material intercompany balances and transactions have been eliminated in the combination.

Use of Estimates

The preparation of the combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the combined financial statements, the reported amounts of revenues and expenses during the reporting period, and the disclosures of contingent liabilities. Actual results could differ from those estimates.

Prepaid expenses

Prepaid expenses are recorded when paid and amortized over the term of the service.

Construction in progress

Real estate development costs are identified and allocated to the Facility as incurred. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 970-30-25, Real Estate Project Costs, construction and development costs, interest, real estate taxes, and insurance are capitalized during the real estate development period.

During the year ended December 31, 2016, Summer Vista and Hardcourt incurred construction and development costs of $1,279,732 and capitalized interest totaling $71,619. The Facility was placed in service on February 11, 2016.

See Independent Auditors’ Report

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Notes to Combined Financial Statements

December 31, 2016

2.	Summary of Significant Accounting Policies (concluded)

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from 5 to 39 years. Depreciation expense for the year ended December 31, 2016 was $357,659.

Property and equipment of the Company is reviewed for impairment whenever events or circumstances indicate that an asset’s undiscounted expected cash flows, including estimated proceeds upon sale, are not sufficient to recover the asset’s carrying amount. If the carrying amount of the asset is not recoverable, Summer Vista and Hardcourt measure an impairment loss by comparing the fair value of the asset to the carrying amount. No indicators of impairment were noted for the year ended December 31, 2016.

Debt Issuance Costs

On January 1, 2016, Summer Vista and Hardcourt adopted FASB Accounting Standards Update (“ASU”) No. 2015-03, Simplifying the Presentation of Debt Issuance Costs, which requires debt issuance costs incurred to secure debt be presented in the combined balance sheet as a reduction to the carrying amount of the debt. The costs are deferred and amortized to interest expense using the effective interest method.

Revenue Recognition

Resident fees and services consist of monthly services provided to tenants that include rent, assistance and other related services and are recognized as earned. Other operating revenue consists primarily of community related fees recognized as income based on the average stay of the residents. Residency agreements are generally cancelable by residents with thirty days’ notice.

Advertising and Marketing Costs

All costs associated with advertising and promoting the Facility are expensed in the year incurred. Advertising costs totaled $97,659 for the year ended December 31, 2016.

Income Taxes

Summer Vista and Hardcourt are both classified as LLC’s for income tax purposes. ALF will include taxable income or loss from Summer Vista and Hardcourt on its income tax return. As a result, there is no provision for income taxes in these combined financial statements.

3.	Concentration of Credit Risk

Financial instruments that potentially subject Summer Vista and Hardcourt to concentrations of credit risk consist principally of cash balances deposited into one financial institution. The Federal Deposit Insurance Corporation insures cash balances up to $250,000 per depositor. The management of Summer Vista and Hardcourt continue to monitor these balances to mitigate the exposure of risk due to concentration and has not experienced any losses from such concentration.

See Independent Auditors’ Report

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Notes to Combined Financial Statements

December 31, 2016

4.	Property and Equipment

Property and equipment consisted of the following at December 31, 2016:

Land and improvements	$732,789
Building	11,825,365
Furniture, fixtures and equipment	562,262

13,120,416
Less: accumulated depreciation	(357,659)

$12,762,757

5.	Mortgage Payable

In October 2014, Hardcourt entered into a secured non-recourse construction loan agreement with a maximum borrowing facility of $12,300,000. On October 2, 2016, all of the lender’s obligations to make any advance on the loan ceased and the loan was automatically converted into a term loan with a principal balance of $12,101,739. The loan matures on October 2, 2019 and is collateralized by the Facility. Interest on the outstanding principal balance accrues at a fixed rate of 4.7% per annum, with principal payments commencing on November 2, 2016. The outstanding principal balance as of December 31, 2016 was $12,059,797.

For the year ended December 31, 2016, Summer Vista and Hardcourt recorded amortization of debt issuance costs of $27,274 in interest expense. Unamortized debt issuance costs as of December 31, 2016 totaled $97,730.

Annual principal payments required for the loan are as follows for the years ending December 31:

2017	$262,587
2018	275,198
2019	11,522,012

12,059,797
Unamortized debt issuance costs	(97,730)

Mortgage payable, net	$11,962,067

See Independent Auditors’ Report

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Notes to Combined Financial Statements

December 31, 2016

6.	Related Party Transactions

ALF has made working capital advances to Summer Vista in order to fund operating expenses until commencement of operations. During the year ended December 31, 2016, ALF made additional advances totaling $200,000. On December 2, 2016, Summer Vista repaid the outstanding balance of $400,000, which includes prior year advances.

Hardcourt leases the Facility to Summer Vista under an operating lease, as further described in note 7.

7.	Commitments and Contingencies

From time to time, Summer Vista and Hardcourt may be exposed to litigation arising in the ordinary course of business. Management is not aware of any such litigation that it believes will have a material adverse impact on Summer Vista’s and Hardcourt’s combined financial condition or results of operations.

Summer Vista leases the Facility from Hardcourt under an operating lease agreement expiring on September 30, 2019. The lease contains two 5-year extension options. Rent is recognized on a straight-line basis over the term of the lease in accordance with GAAP. Rental payments under the lease during the year ended December 31, 2016 totaled $350,379. Rental income and expense amounts have been eliminated in combination.

In October 2014, Hardcourt entered into a construction contract with a third-party general contractor to develop the Facility. The construction contract, including change orders, totaled $10,784,521. Construction of the Facility was completed in February 2016 and there are no outstanding amounts due under the contract as of December 31, 2016.

8.	New Accounting Policies

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. In accordance with this ASU, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU further provides guidance for any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets, unless those contracts are within the scope of other standards (for example, lease contracts). The FASB subsequently issued ASU 2015-14 to defer the effective date of ASU 2014-09 until annual reporting periods beginning after December 15, 2018 with earlier adoption permitted. ASU 2014-09 can be adopted using one of two retrospective transition methods: 1) retrospectively to each prior reporting period presented or 2) as a cumulative-effect adjustment as of the date of adoption. Summer Vista and Hardcourt have not yet selected a transition method and are currently evaluating the impact this ASU will have on Summer Vista’s and Hardcourt’s combined financial statements.

See Independent Auditors’ Report

Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC

Notes to Combined Financial Statements

December 31, 2016

9.	Subsequent Events

Summer Vista and Hardcourt have evaluated subsequent events through May 2, 2017, the date these combined financial statements were available for issuance. Summer Vista and Hardcourt have identified the following subsequent events that require disclosure under ASC Topic 855, Subsequent Events:

On March 31, 2017, Hardcourt sold the Facility to CNL Healthcare Properties II, Inc. for approximately $21,400,000, excluding closing costs. In connection with the sale, all of Hardcourt’s outstanding debt was paid in full.

See Independent Auditors’ Report

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regards to certain real estate acquisitions, dispositions and financing transitions, as applicable.

The accompanying unaudited pro forma consolidated statements of operations of CNL Healthcare Properties II and subsidiaries (collectively, the “Company”) are presented for the three months ended March 31, 2017 (“2017 Pro Forma Period”), the year ended December 31, 2016 (“2016 Pro Forma Period” and collectively the “Pro Forma Periods”) and include certain pro forma adjustments to illustrate the estimated effect of the Company’s Summer Vista acquisition, described in Note 2. “Pro Forma Transaction,” as if it had occurred on January 1, 2016.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transaction reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2017

	CNL Healthcare Properties II, Inc. Historical	Summer Vista Pro Forma Adjustments		CNL Healthcare Properties II, Inc. Pro Forma
Revenues:
Resident fees and services	$11,430	$1,076,403	(a)	$1,087,833

Total revenues	11,430	1,076,403		1,087,833

Operating expenses:
Property operating expenses	8,686	594,395	(a)	603,081
General and administrative	234,538	—		234,538
Property management fees	—	54,392	(b)	54,392
Asset management fees	—	—	(c)	—
Depreciation and amortization	—	321,791	(d)	321,791

Total operating expenses	243,224	970,578		1,213,802
Operating income (loss)	(231,794)	105,825		(125,969)

Other expense:
Interest expense	(19,326)	(162,642	)(e)	(181,968)

Total other expense	(19,326)	(162,642)		(181,968)

Net loss	$(251,120)	$(56,817)		$(307,937)

Class A Common Stock:
Net loss attributable to Class A stockholders	$(95,182)			$(158,335)

Net loss per share of Class A common stock outstanding (basic and diluted)	$(0.26)			$(0.25)

Weighted average number of Class A common shares outstanding (basic and diluted) (h)	369,598			640,865

Distributions declared per Class A Common Share	$0.1050			$0.1050

Class T Common Stock:
Net loss attributable to Class T stockholders	$(153,180)			$(146,956)

Net loss per share of Class T common stock outstanding (basic and diluted)	$(0.26)			$(0.25)

Weighted average number of Class T common shares outstanding (basic and diluted) (h)	594,806			594,806

Distributions declared per Class T Common Share	$0.0750			$0.0750

Class I Common Stock:
Net loss attributable to Class I stockholders	$(2,758)			$(2,646)

Net loss per share of Class I common stock outstanding (basic and diluted)	$(0.26)			$(0.25)

Weighted average number of Class I common shares outstanding (basic and diluted) (h)	10,708			10,708

Distributions declared per Class I Common Share	$0.1050			$0.1050

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2016

	CNL Healthcare Properties II, Inc. Historical	Summer Vista Pro Forma Historical (1)	Summer Vista Pro Forma Adjustments		CNL Healthcare Properties II, Inc. Pro Forma
Revenues:
Resident fees and services	$—	$3,373,970	$—		$3,373,970

Total revenues	—	3,373,970	—		3,373,970

Operating expenses:
Property operating expenses	—	2,155,721	—		2,155,721
General and administrative	309,998	—	—		309,998
Property management fees	—	174,224	(5,526	)(f)	168,698
Asset management fees	—	—	—	(c)	—
Acquisition fees and expenses	2,500	—	(2,500	)(g)	—
Depreciation and amortization	—	357,659	929,507	(d)	1,287,166

Total operating expenses	312,498	2,687,604	921,481		3,921,583
Operating income (loss)	(312,498)	686,366	(921,481)		(547,613)

Other expense:
Interest expense	(29,949)	(517,016)	(144,397	)(f)	(691,362)

Total other expense	(29,949)	(517,016)	(144,397)		(691,362)

Net income (loss)	$(342,447)	$169,350	$(1,065,878)		$(1,238,975)

Class A common stock:
Net loss attributable to Class A stockholders	$(265,390)				$(1,080,798)

Net loss per share of Class A common stock outstanding (basic and diluted)	$(0.91)				$(1.81)

Weighted average number of Class A common shares outstanding (basic and diluted) (h)	293,098				596,385

Distributions declared per Class A common share	$0.1750				$0.1750

Class T common stock:
Net loss attributable to Class T stockholders	$(70,272)				$(144,601)

Net loss per share of Class T common stock outstanding (basic and diluted)	$(0.88)				$(1.81)

Weighted average number of Class T common shares outstanding (basic and diluted) (h)	79,791				79,791

Distributions declared per Class T common share	$0.1533				$0.1533

Class I common stock:
Net loss attributable to Class I stockholders	$(6,785)				$(13,576)

Net loss per share of Class I common stock outstanding (basic and diluted)	$(0.91)				$(1.81)

Weighted average number of Class I common shares outstanding (basic and diluted) (h)	7,491				7,491

Distributions declared per Class I common share	$0.1750				$0.1750

See accompanying notes to pro forma consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	Basis of Presentation

The accompanying unaudited pro forma consolidated statements of operations of the Company are presented for the Pro Forma Periods and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisition, described in Note 2. “Pro Forma Transaction” as if it had occurred on January 1, 2016. The amounts included in the historical columns represent the Company’s, or its acquiree’s, historical operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

Summer Vista Acquisition

On March 31, 2017, the Company acquired a seniors housing community located in Pensacola, Florida from Summer Vista Assisted Living, LLC and Hardcourt Development No. 2, LLC (“Summer Vista”) for a purchase price of approximately $21.4 million, exclusive of closing costs. In connection therewith, the Company incurred approximately $0.6 million of acquisition fees and expenses, which have been capitalized as a component of the cost of the assets acquired and allocated on a relative fair value basis.

Summer Vista consists of 89 units (67 assisted living and 22 memory care units), completed construction in February 2016 and commenced operations. Summer Vista will be operated under a REIT Investment Diversification and Empowerment Act of 2007 (“RIDEA”) structure pursuant to a five-year property management agreement with SRI Management, LLC. The Company will pay the property manager a fee of 5% of the monthly gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan for Summer Vista.

The following summarizes the allocation of the purchase price for Summer Vista and the estimated fair values of the assets acquired and liabilities assumed:

Land and land improvements	$2,264,713
Buildings and building improvements	17,575,368
Furniture, fixtures and equipment	855,565
In-place lease intangibles	1,283,846
Liabilities assumed	(170,918)

Total purchase price consideration	$21,808,574

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2.	Pro Forma Transaction (continued)

In March 2017, in connection with the Summer Vista acquisition, the Company entered into a secured mortgage loan agreement with Synovus Bank in the amount of approximately $16.1 million (“Summer Vista Loan”). The Summer Vista Loan matures on April 1, 2022, subject to two one-year extension options provided certain conditions are met. The Summer Vista Loan accrues interest at a rate equal to the sum of the London Interbank Offered Rate (“LIBOR”) plus 2.85%, with monthly payments of interest only for the first 18 months of the term of the Summer Vista Loan, and monthly payments of interest and principal for the remaining 42 months of the term of the Summer Vista Loan using a thirty year amortization period with the remaining principal balance payable at maturity. Prior to April 1, 2019, the interest payable on the Summer Vista Loan may be reduced to a rate equal to the sum of LIBOR plus 2.70% if, at such time, no event of default exists, certain debt yield thresholds are met, and at least $2,150,000 of the original outstanding principal balance of the Summer Vista Loan has been paid. The Company may prepay, without a penalty, all or any part of the Summer Vista Loan at any time.

The Company paid a loan commitment fee of $80,250 in connection with the Summer Vista Loan, or 0.50% of the aggregate Summer Vista Loan amount.

3.	Related Party Arrangements

Pursuant to the Company’s advisory agreement with CHP II Advisors, LLC (“Advisor”), the Advisor receives investment services fees equal to 2.25% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the Summer Vista acquisition, the Company incurred and paid approximately $0.5 million in investment services fees to the Advisor.

The Company will pay the Advisor a monthly asset management fee of 0.0667% of the monthly average of the sum of the Company’s and the operating partnership’s respective daily real estate asset value, without duplication, plus the outstanding principal amount of any loans made, plus the amount invested in other permitted investments. For this purpose, “real estate asset value” equals the amount invested in wholly-owned properties, determined on the basis of cost, and in the case of properties owned by any joint venture or partnership in which the Company is a co-venturer or partner the portion of the cost of such properties paid by the Company, exclusive of acquisition fees and acquisition expenses and will not be reduced for any recognized impairment.

Pursuant to the Company’s expense support and restricted stock agreement (“Expense Support Agreement”), the Advisor has agreed to accept payment in the form of forfeitable restricted Class A shares of common stock (“Restricted Stock”) in lieu of cash for services rendered, in the event that the Company does not achieve established distribution coverage targets. Under the terms of the Expense Support Agreement, for each quarter within a calendar expense support year, the Company will record a proportional estimate of the cumulative year-to-date period based on an estimate of expense support expected for the calendar expense support year. In exchange for services rendered and in consideration of the expense support provided under this arrangement, the Company shall issue, following each determination date, a number of shares of Restricted Stock equal to the quotient of the expense support amount provided by the Advisor for the preceding year divided by the board of directors’ most recent determination of net asset value per share of the Class A common shares, if the board has made such a determination, or otherwise the most recent public offering price per Class A common share, on the terms and conditions and subject to the restrictions set forth in the Expense Support Agreement. The Restricted Stock is subordinated and forfeited to the extent that shareholders do not receive a Priority Return on their Invested Capital (as such terms are defined in the Company’s prospectus), excluding for the purposes of calculating this threshold any shares of Restricted Stock owned by the Advisor.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.	Adjustments to Pro Forma Consolidated Statement of Operations

The Summer Vista historical amounts presented in the unaudited pro forma consolidated statement of operations for the year ended December 31, 2016 were derived as follows:

(1)	The Summer Vista historical amounts represent audited historical amounts for the year ended December 31, 2016 presented in the historical statements of operations on page F-3.

The following adjustments to the Pro Forma Consolidated Statement of Operations represent adjustments needed to the Company’s historical results to present the Company’s results of operations as if Summer Vista had been owned for the full Pro Forma Periods presented:

(a)	The pro forma adjustments relate to the Summer Vista acquisition described in Note 2. “Pro Forma Transaction” and represent the net effect of three months of pro forma activity in these financial statement accounts for the three months ended March 31, 2017 offset by the reversal of actual amounts recorded in the Company’s results of operations for the three months ended March 31, 2017:

2017 Pro Forma Period Adjustments
	Pro Forma Quarter Ended March 31, 2017	Reversal of Historical Amounts Recorded	Summer Vista Pro Forma Adjustments
Resident fees and services	$1,087,833	$11,430	$1,076,403

Property operating expenses	$603,081	$8,686	$594,395

(b)	Represents the estimated pro forma adjustments for property management fees due to the property manager in connection with the management of Summer Vista.

(c)	As a result of the Summer Vista acquisition, the Company would have incurred approximately $44,000 and approximately $176,000, respectively, in asset management fees for the Pro Forma Periods. Based on the pro forma operating results for the respective Pro Forma Periods, these respective asset management fee amounts would have been settled in accordance with the terms of the Expense Support Agreement and therefore the Company’s asset management fees have been reduced to zero for each of the Pro Forma Periods.

(d)	Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the assets had been owned during the entire Pro Forma Periods presented net of any actual depreciation or amortization on those assets as recognized in the Company’s, or its acquiree’s, historical results of operations.

Pro Forma Periods Adjustments
	Estimated Useful Life	Three Months Ended March 31, 2017	Year Ended December 31, 2016
Land	n/a	$—	$—
Land improvements	15 years	9,731	38,926
Building and building improvements	39 years	112,560	450,240
FF&E	3 years	71,232	284,929
In-place lease intangibles	2.5 years	128,268	513,071
Less: Actual depreciation and amortization expense recorded in historical financial statements		—	(357,659)

Total		$321,791	$929,507

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(e)	Represents interest expense and amortization of loan costs relating to the indebtedness as described in Note 2 “Pro Forma Transaction” for the applicable Pro Forma Periods.

(f)	Represents the estimated pro forma adjustments related to Summer Vista for the year ended December 31, 2016, which were derived from the audited historical amounts presented above on page F-3, offset by the reversal of actual amounts recorded in the Company’s, or its acquiree’s, historical results of operations for the year ended December 31, 2016:

2016 Pro Forma Period Adjustments
	Pro Forma Year Ended December 31, 2016	Reversal of Historical Amounts Recorded	Summer Vista Pro Forma Adjustments
Property management fees	$168,698	$174,224	$(5,526)

Interest expense	$(691,362)	$(517,016)	$(144,397)

(g)	Represents the reversal of historical acquisition fees and expenses incurred during the 2016 Pro Forma Period that are nonrecurring charges directly related to the pro forma transaction described in Note 2. “Pro Forma Transaction.”

(h)	For purposes of determining the historical weighted average number of shares of common stock outstanding, stock dividends issued through the date of this filing are treated as if they were issued at the beginning of the Pro Forma Periods presented.

As a result of the Summer Vista acquisition, the Company assumed approximately 576,000 of additional Class A shares of common stock were sold in its public offering and the net proceeds were available for the Summer Vista acquisition on January 1, 2016. As such, the Company’s weighted average numbers of shares outstanding reflect these additional Class A shares as being outstanding for the full Pro Forma Periods and were used to present pro forma earnings per share for the Pro Forma Periods, as adjusted.